UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2006

Eclipsys Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24539	65-0632092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Clint Moore Road, Boca Raton, Florida		33487
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-322-4321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective May 10, 2006, the registrant implemented a deferred stock unit plan to provide for equity compensation for its non-employee directors. Under the deferred stock unit plan, this equity compensation will take the form of deferred stock units ("DSUs") granted under the Company’s 2006 Stock Incentive Plan (or a successor plan) (the "Plan") to continuing directors as of the date of each annual meeting of the Company's stockholders (the "Annual Meeting"). Each individual who is elected as a non-employee director at the Annual Meeting, or who is a continuing non-employee director immediately after such Annual Meeting, will be granted a number of DSUs equal to the quotient obtained by dividing $75,000 by the Fair Market Value of the Company’s Common Stock (as defined in the Plan) on the grant date (the "Annual Grant DSUs"). Each DSU will represent a notional right to receive one share of Common Stock at the time specified below.

Each Annual Grant DSU shall vest in four equal increments on each 91-day interval following the date of the Annual Meeting with respect to such Annual Grant DSU is made or, if earlier, upon the non-employee director's death or the occurrence of a change in control as defined in the Plan and the appendix to the Plan setting forth rules related to the DSUs, or the annual meeting of stockholders immediately following the meeting with respect to which the Annual Grant DSU was granted.

A non-employee director may elect to defer all or a portion of his or her cash fees, including annual retainer fees, per-meeting fees, committee meeting fees, and committee chair fees. Such deferred fees shall be converted to DSUs as of each date the cash otherwise would have been paid by dividing (i) the amount of cash deferred by (ii) the Fair Market Value of the Common Stock (as defined in the Plan) as of such date. All DSUs issued for deferred cash compensation shall be fully vested at all times.

Shares of Common Stock equal to the number of vested DSUs credited to a non-employee director as of the date the non-employee director ceases to serve as a member of the Board (or, if earlier, the date of a change in control) shall be issued to the non-employee director on the first business day coincident with or next following the date that is six-months following the cessation of Board service (or, if earlier, the date of a change in control).

A copy of the deferred stock unit plan is attached to this filing as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

See the Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eclipsys Corporation

May 16, 2006	By:	/s/ Brian W. Copple

Name: Brian W. Copple
Title: Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Non-employee Director Deferred Stock Unit Plan